May 30, 2013

To the Board of Managers
and Members of Partners
Group Private Equity
(Master Fund), LLC:

In planning and performing
our audit of the financial
statements of Partners Group
Private Equity (Master Fund),
LLC (the Fund) as of and
for the year ended
March 31, 2013, in
accordance with the standards
of the Public Company Accounting
Oversight Board (United States),
we considered the Funds
internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing procedures
for the purpose of expressing
our opinion on the financial
statements and to comply with
the requirements of Form N-SAR,
but not for the purpose of
expressing an opinion on the
effectiveness of the Funds
internal control over
financial reporting. Accordingly,
we do not express an opinion
on the effectiveness of the
Funds internal control
over financial reporting.
The management of the Fund is
responsible for establishing
and maintaining effective
internal control over financial
reporting. In fulfilling this
responsibility, estimates and
judgments by management are
required to assess the expected
benefits and related costs of
controls. A funds internal
control over financial reporting
is a process designed to
provide reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
A funds internal control over
financial reporting includes
those policies and procedures
that (1) pertain to the
maintenance of records that,
in reasonable detail, accurately
and fairly reflect the
transactions and dispositions
of the assets of the fund
(2) provide reasonable assurance
that transactions are recorded
as necessary to permit
preparation of financial
statements in accordance with
generally accepted accounting
principles, and that receipts
and expenditures of the company
are being made only in accordance
with authorizations of
management and managers
of the fund and (3) provide
reasonable assurance regarding
prevention or timely detection
of unauthorized acquisition,
use or disposition of a Funds
assets that could have a
material effect on the
financial statements.
Because of its inherent
limitations, internal control
over financial reporting may not
prevent or detect misstatements.
Also, projections of any
evaluation of effectiveness to
future periods are subject to
the risk that controls may
become inadequate because of
changes in conditions, or that
the degree of compliance with
the policies or procedures
may deteriorate.
A deficiency in internal
control over financial reporting
exists when the design or
operation of a control does not
allow management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on
a timely basis.
A material weakness is a
deficiency, or a combination
of deficiencies, in internal
control over financial reporting,
such that there is a reasonable
possibility that a material
misstatement of the Funds
annual or interim financial
statements will not be
prevented or detected on
a timely basis.
Our consideration of the Funds
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal control
over financial reporting that
might be material weaknesses
under standards established by
the Public Company Accounting
Oversight Board (United States).
However, we noted no deficiencies
in the Funds internal control
over financial reporting and
its operation, including controls
over safeguarding securities,
that we consider to be material
weaknesses as defined above as
of March 31, 2013.
This report is intended solely
for the information and use of
management and the Board of
Managers of Partners Group
Private Equity (Master Fund),
LLC and the Securities and
Exchange Commission and is not
intended to be and should not
be used by anyone other than
these specified parties.

PricewaterhouseCoopers LLP
May 30, 2013